6. RISKS	12 Months Ended
Dec. 31, 2018
Risks
RISK

6.1. CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS

The preparation of financial statements requires the Company’s Management to make future estimates and assessments, to apply critical judgment and to establish assumptions affecting the application of accounting policies and the amounts of disclosed assets and liabilities, income and expenses.

The applied estimates and accounting judgments are evaluated on a continuous basis and are based on past experiences and other reasonable factors under the existing circumstances. Actual future results might differ from the estimates and evaluations made at the date of preparation of these consolidated financial statements. The estimates which have a significant risk of producing adjustments on the amounts of the assets and liabilities during the following year are detailed below:

6.1.1 Impairment of non-financial assets

Non-financial assets, including identifiable intangible assets, are reviewed for impairment at the lowest level for which there are separately identifiable cash flows (CGU). For this purpose, each asset group with independent cash flows, each subsidiary, associate and each jointly controlled company has been considered a single CGU, as all of their assets jointly contribute to the generation of cash inflows, which are derived from a single service or product; thus cash inflows cannot be attributed to individual assets.

In order to evaluate if there is evidence that a CGU could be affected, both external and internal sources of information are analyzed. Specific facts and circumstances are considered, which generally include the discount rate used in the estimates of the future cash flows of each CGU and the business condition as regards economic and market factors, such as the cost of raw materials, oil and gas, international petrochemical product’s price, the regulatory framework for the energy industry (mainly expected price recognition and compensation costs methodology), the projected capital investments and the evolution of the energy demand.

The value in use of each CGU is estimated on the basis of the present value of future net cash flows that these units will generate. The Company Management uses approved budgets up to one year as the base for cash flow projections that are latter extrapolated into a term consistent with the assets’ remaining useful life, taking into consideration the appropriate discount rates. Discount rates used to discount future net cash flows is WACC, for each asset or CGU a specific WACC was determined which considered the business segment and the country conditions where the operations are performed. In order to calculate the fair value less the costs to sale, the Company Management uses the estimated value of the future cash flows that a market participant could generate from the appropriate CGU, and deducts the necessary costs to carry out the sale of the corresponding CGU.

The Company Management is required to make judgments at the moment of the future cash flow estimation. The actual cash flows and the values may differ significantly from the expected future cash flows and the related values obtained through discount techniques.

6.1.2 Current and deferred Income tax / Minimum notional income tax

The Company Management has to regularly assess the positions stated in the tax returns as regards those situations where the applicable tax regulations are subject to interpretation and, if necessary, establish provisions according to the estimated amount that the Company will have to pay to the tax authorities. When the final tax result of these items differs from the amounts initially acknowledged, those differences will have an effect on the income tax and on the deferred tax provisions in the fiscal year when such determination is made.

There are many transactions and calculations for which the ultimate tax determination is uncertain. The Company recognizes liabilities for eventual tax claims based on estimates of whether additional taxes will be due in the future.

Deferred tax assets are reviewed at each reporting date and reduced in accordance with the probability that the sufficient taxable base will be available to allow for the total or partial recovery of these assets. Deferred tax assets and liabilities are not discounted. In assessing the realization of deferred tax assets, Management considers that it is likely that a portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income in the periods in which these temporary differences become deductible. To make this assessment, Management takes into consideration the scheduled reversal of deferred tax liabilities, the projections of future taxable income and tax planning strategies.

6.1.3 Provision for contingencies

The Company is subject to various claims, lawsuits and other legal proceedings that arise during the ordinary course of its business. The Company’s liabilities with respect to such claims, lawsuits and other legal proceedings cannot be estimated with certainty. Periodically, the Company reviews the status of each contingency and assesses potential financial liability, applying the criteria indicated in Note 4.22, for which elaborates the estimates mainly with the assistance of legal advisors, based on information available to the Management at financial statements date, and taking into account our litigation and resolution/settlement strategies.

Contingencies include outstanding lawsuits or claims for possible damages to third parties in the ordinary course of the Company’s business, as well as third party claims arising from disputes concerning the interpretation of legislation.

The Company evaluates whether there would be additional expenses directly associated to the ultimate resolution of each contingency, which will be included in the provision if they may be reasonably estimated.

However, if the Company´s Management estimates are not correct, current provisions might be inadequate and could have an adverse effect on the Company’s results of operations, financial position and cash flows.

6.1.4 Asset retirement obligations

Asset retirement obligations after completion of operations require the Company’s Management to estimate the number of wells, long-term well abandonment costs and the time remaining until abandonment. Technology, costs and political, environmental and safety considerations constantly change and may result in differences between actual future costs and estimates.

Asset retirement obligations estimates are adjusted when it is justified by changes in the evaluation criteria or at least once a year.

6.1.5 Impairment of financial assets

The Group is exposed to losses for uncollectible receivables. The Company Management estimates the final collectability of the accounts receivable.

The accounting of expected credit losses for trade receivables and other receivables with similar risk characteristics is based on the Company's best estimate of the default risk and the calculation of the expected credit losses rates, based on historical information of the behavior of the Company's clients, current market conditions and forward-looking estimates at the end of each reporting period.

In order to estimate collections related to the energy generation segment we mainly consider the ability of CAMMESA to meet its payment obligations to generators, and the resolutions issued by SE, which allow the Company to collect its credits with CAMMESA through different mechanisms.

Future adjustments to the allowance may be necessary if future economic conditions differ substantially from the assumptions used in the assessment for each year.

6.1.6 Actuarial assumptions in defined benefit plans

Actuarial commitments with defined benefit plans to employees are recognized as liabilities in the statement of financial position based on actuarial estimates revised annually by an independent actuary, using the projected unit credit method.

The present value of pension plan obligations depends on multiple factors that are determined according to actuarial estimates which are revised annually by an independent actuary, net of the fair value of the plan assets, when applicable. For this purpose, certain assumptions are used including the discount rate and wage growth rate assumptions.

6.1.7 ENRE Penalties and discounts

Edenor considers its applicable accounting policy for the recognition of ENRE penalties and discounts critical because it depends on penalizable events, which are valued on the basis of Edenor’s management best estimate of the expenditure required to settle the present obligation at the date of these financial statements. The balances of ENRE penalties and discounts are adjusted in accordance with the regulatory framework applicable thereto and have been estimated based on the description made in Note 2.3.

6.1.8 Revenue recognition

In the distribution of energy business segment, revenue is recognized on an accrual basis upon delivery to customers, which includes the estimated amount of unbilled distribution of electricity at the end of each year. We consider our accounting policy for the recognition of estimated revenue critical because it depends on the amount of electricity effectively delivered to customers which is valued on the basis of applicable tariffs. Unbilled revenue is classified as current trade receivables.

In the oil and gas business segment, the fair value of the consideration receivable corresponding to revenues from gas sales to Distributors is recognized based on the volume of gas delivered and the price established by the SE (in accordance with applicable resolutions).

6.1.9 Oil and gas reserves

Reserves mean oil and gas volumes (in m3 of oil equivalent) that are economically producible, in the areas where the Company operates or has a (direct or indirect) interest and over which the Company has exploitation rights, including oil and gas volumes related to those service agreements under which the Company has no ownership rights on the reserves or the hydrocarbons obtained and those estimated to be produced for the contracting company under service contracts.

There are numerous uncertainties in estimating proved reserves and future production profiles, development costs and prices, including several factors beyond the producer’s control. Reserve engineering is a subjective process of estimating underground accumulations involving a certain degree of uncertainty. Reserves estimates depend on the quality of the available engineering and geological data as of the estimation date and on the interpretation and judgment thereof.

Reserve estimates are adjusted when so justified by changes in the evaluation criteria or at least once a year. These reserve estimates are based on the reports of oil and gas consulting professionals.

The Company uses the information obtained from the calculation of reserves in the determination of depreciation of assets used in the areas of oil and gas, as well as assessing the recoverability of these assets (Notes 4.8 and 4.9).

6.1.10 Environmental remediation

The costs incurred to limit, neutralize or prevent environmental pollution are only capitalized if at least one of the following conditions is met: (a) such costs relate to improvements in safety; (b) the risk of environmental pollution is prevented or limited; or (c) the costs are incurred to prepare the assets for sale and the book value (which considers those costs) of such assets does not exceed their respective recoverable value.

Liabilities related to future remediation costs are recorded when, on the basis of environmental assessments, such liabilities are probable to materialize, and costs can be reasonably estimated. The actual recognition and amount of these provisions are generally based on the Company’s commitment to an action plan, such as an approved remediation plan or the sale or disposal of an asset. The provision is recognized on the basis that a future remediation commitment will be required.

The Company measures liabilities based on its best estimation of present value of future costs, using currently available technology and applying current environmental laws and regulations as well as the Company’s own internal environmental policies.

6.1.11 Business Combinations

The acquisition method involves the measurement at fair value of the identifiable assets acquired and the liabilities assumed in the business combination at the acquisition date.

For the purpose to determine the fair value of identifiable assets, the Company uses the valuation approach considered the most representative for each asset. These include the i) income approach, through indirect cash flows (net present value of expected future cash flows) or through the multi-period excess earnings method, ii) cost approach (replacement value of the good adjusted for loss due to physical deterioration, functional and economic obsolescence) and iii) market approach through comparable transactions method.

Likewise, in order to determine the fair value of liabilities assumed, the Company’s Management considers the probability of cash outflows that will be required for each contingency, and elaborates the estimates with assistance of legal advisors, based on the information available and taking into account the strategy of litigation and resolution / liquidation.

Management critical judgment is required in selecting the approach to be used and estimating future cash flows. Actual cash flows and values may differ significantly from the expected future cash flows and related values obtained through the mentioned valuation techniques.

6.2. FINANCIAL RISK MANAGEMENT

6.2.1 Financial Risk Factors

The Company’s activities are subject to several financial risks: market risk (including the exchange rate risk, the interest rate risk and the price risk), credit risk and liquidity risk.

Financial risk management is encompassed within the Company’s global policies, there is an integrated risk management methodology, where the focus is not placed on the individual risks of the business units’ operations, but there is rather a wider perspective focused on monitoring risks affecting the whole portfolio. The Company’s risk management strategy seeks to achieve a balance between profitability targets and risk exposure levels. Financial risks are those derived from financial instruments the Company is exposed to during or at the closing of each fiscal year. The Company uses derivative instruments to hedge certain risks when it deems it necessary according to its risk management internal policies.

Financial risk management is controlled by the Financial Department, which identifies, evaluates and covers financial risks. Risk management systems and policies are reviewed on a regular basis to reflect changes in market conditions and the Company’s activities, and have been applied consistently during the periods comprised in these financial statements. This section includes a description of the main risks and uncertainties which may adversely affect the Company’s strategy, performance, operational results and financial position.

6.2.1.1 Market risks

Foreign exchange risk

The Company’s financial situation and the results of its operations are sensitive to variations in the exchange rate between the Argentine peso and other currencies, primarily with respect to U.S. dollar. In some cases, the Company may use derivative financial instruments to mitigate associated exchange rate risks.

The Company collects a meaningful portion of its revenues in Argentine pesos pursuant to prices which are indexed to the U.S. dollar, mainly revenues resulting from: i) the sale of energy (sales within the spot market, agreements with CAMMESA and contracts within the MAT) and ii) the sale of gas.

Furthermore, as of December 31, 2018, excluding CAMMESA’s regulatory liabilities, approximately 85% of the Company’s consolidated financial debt consisted mainly of long-term borrowings in the international capital market, 99% of which are nominated in U.S. dollar and 93% are subject to a fixed rate. The peso-denominated debt represents approximately 5% of the total debt.

Debt maturities in 2018 totaling approximately U$S 300 million were refinanced through financial loans and pre-export finance facilities with different local banks and with short- and medium-term maturities.

Additionally, the Company has undertaken several investment commitments, mainly projects to increase its thermal generation capacity and projects for the generation of energy from renewable sources, most of which are denominated in foreign currency, which exposes the Company to a risk of loss resulting from the devaluation of the Argentine peso. Specifically, the Company entered into off shore and on shore agreements euro-denominated related to Genelba’s extension project. These commercial commitments are subject to the risk of variations in the euro’s exchange rate.

Taking into consideration that the Company has a net liability position in U.S. dollars, as of December 31, 2018 the Company recorded net foreign exchange losses in the amount of $ 32,048 million. However, considering that the collection of almost all peso-denominated income is indexed to the U.S. dollar and that most debt is denominated in U.S. dollars and has long-term maturities, the devaluation during 2018 is not expected to have a significant impact on the future cancellation of the company’s indebtedness.

In the Distribution segment, the subsidiary Edenor collects revenues in pesos pursuant to regulated tariffs which are not indexed to the U.S. dollar, whereas a significant portion of its existing financial debt is denominated in that currency, which exposes the Company to a risk of loss resulting from a devaluation of the Argentine peso. Edenor can manage this risk through the execution of forward contracts denominated in foreign currency. As of the year ended December 31, 2018, Edenor has not hedged its exposure to the US dollar. Edenor does not currently hedge its exposure to currency risk. Therefore, any devaluation of the peso could significantly increase its debt service burden, which, in turn, could have a substantial adverse effect on its financial and cash position (including its ability to repay its Corporate Notes) and the results of its operations.

During 2018, U.S. Dollar currency appreciated by approximately 102% against the Argentine peso, from $ 18.65 in December 2017 to $37.70 in December 2018.

In 2018, the global economy was under severe strain. With a higher risk aversion and a generalized increase in the financial pressure on emerging countries, countries in greater need of external financing, such as Argentina, were the most adversely affected.

In Argentina, the fiscal adjustment and changes necessary to attain economic recovery did not occur fast enough to guarantee the sustainability of medium- and long-term debt levels, which resulted in decreased access to external credit markets for the country and heightened tension in the domestic exchange market. In June, the Government entered into a three-year stand-by arrangement with the IMF amounting to U$S50 billion, conditional upon the meeting of rigorous fiscal and monetary targets. However, the exchange volatility persisted until the end of September, with the exchange rate reaching a peak of $ 41.25 on September 30, 2018, which forced the BCRA to increase and maintain a 40% reference rate and to deepen monetary contraction policies through interventions in the LEBAC’s secondary market and an increase in minimum reserve requirements.

On September 26, an extension of the IMF arrangement to U$S 57 billion, with an accelerated disbursement schedule, was announced. Compared with the previous arrangement, available resources increased by U$S19 billion until the end of 2019, and funds available under the program would no longer be treated as precautionary and would be available for use as budget support. With this new announcement and under the new BCRA’s management, a more restrictive monetary policy was instrumented with the resulting increase in the domestic market’s interest rates and a decrease in the system’s liquidity.

With the change in BCRA’s management, the inflation goal was abandoned, and a new monetary-exchange scheme was adopted seeking to maintain a constant monetary base in nominal terms until June 2019 and creating a wide non-intervention exchange zone, with limited intervention outside this band. The goal of this new scheme is to control the demand for dollars by vacuuming all surplus peso liquidity.

The following table shows the Company’s exposure to the exchange rate risk for financial assets and liabilities denominated in a currency different from the Company’s functional currency.

	Type	Amount of foreign currency	Exchange rate (1)	Total 12.31.2018	Total 12.31.2017

ASSETS

NON CURRENT ASSETS
Financial instruments
Other receivables
Related parties	US$	38.2	37.600	1,436	1,165
Third parties	US$	129.3	37.500	4,849	1,717
Financial assets at fair value through profit and loss
Third parties	US$	3.6	37.500	135	-
Total non current assets				6,420	2,882

CURRENT ASSETS

Financial instruments
Financial assets at fair value through profit and loss
Third parties	US$	300.6	37.500	11,272	7,204
Derivative financial instruments
Third parties	US$	-		-	6
Trade and other receivables
Related parties	US$	9.9	37.600	372	279
Third parties	US$	180.8	37.500	6,780	8,600
	U$	4,050.9	1.157	4,688	-
	EUR	0.4	42.840	17	-

Cash and cash equivalents	US$	163.6	37.500	6,135	596
	EUR	17.3	42.840	741	10
Total current assets				30,005	16,695
Non current assets classified as held for sale	US$			-	1,067
Total assets				36,425	20,644

	Type	Amount of foreign currency	Exchange rate (1)	Total 12.31.2018	Total 12.31.2017

LIABILITIES

NON CURRENT LIABILITIES

Financial instruments
Trade and other payables
Third parties	US$	6.7	37.700	251	185
Borrowings
Related parties	US$	-		-	21
Third parties	US$	1,717.5	37.700	64,750	47,842

Non financial instruments
Provisions
Third parties	US$	104.8	37.700	3,951	4,317
Taxes payables
Third parties	US$	7.7	37.700	290	-
Total non current liabilities				69,242	52,365

CURRENT LIABILITIES

Financial instruments
Trade and other payables
Related parties	US$	2.8	37.600	105	59
Third parties	US$	132.5	37.700	4,995	6,867
	EUR	4.3	43.160	186	741
	CHF	-	-	-	18
	SEK	1.0	4.200	4	71
Borrowings
Third parties	US$	306.4	37.700	11,551	5,875
Derivative financial instruments
Third parties	US$	1.3	37.700	49	-

Non financial instruments
Salaries and social security payable
Third parties	US$	0.3	37.700	11	4
				2	-
Taxes payables
Third parties	US$	5.9	37.700	222	28
Provisions
Related parties	US$	-	37.600	-	585
Third parties	US$	18.1	37.700	682	413
Total current liabilities				17,807	14,661
Liabilities associated to assets classified as held for sale	US$	-	-	-	1,897
Total liabilities				87,049	68,923
Net Position Liability				(50,624)	(48,279)

(1) The exchange rates correspond to December 31, 2018 released by the National Bank of Argentine for U.S. dollars (U$S), euros (EUR), Swiss francs (CHF) and Norwegian kroner (SEK). For balances with related parties, the Exchange rate used is the average.

The Company estimates that provided all other variables remain constant, a 10% revaluation/(devaluation) of U.S. Dollar as compared to the Argentine peso would generate in absolute values an increase or decrease of $5,588 million and $ 4,746 million in the 2018 and 2017 fiscal years, respectively. The Group´s exposure to other foreign currency movements is not material.

Price risk

The Company’s financial instruments are not significantly exposed to hydrocarbon international price risks on account of the current regulatory, economic, governmental and other policies in force, gas domestic prices are not directly affected in the short-term due to variations in the international market.

Additionally, the Company’s investments in financial assets classified as “at fair value through profit or loss” are sensitive to the risk of changes in the market prices resulting from uncertainties as to the future value of such financial assets.

The Company estimates that provided all other variables remain constant, a 10% revaluation/(devaluation) of each market price would generate the following increase/(decrease) in the fiscal year’s income/(loss) in relation to financial assets at fair value through profit and loss detailed in Note 12.6 to these financial statements:

	Increase (decrease) of the result for the year
Financial assets	12.31.2018	12.31.2017
Shares	47	29
Government securities	1,123	741
Investment funds	400	1,416
Variation of the result of the year	1,570	2,186

Cash flow and fair value interest rate risk

The management of the interest rate risk seeks to reduce financial costs and limit the Company’s exposure to interest rate increases.

Indebtedness at variable rates exposes the Company to the interest rate risk on its cash flows due to the possible volatility they may experience. Indebtedness at fixed rates exposes the Company to the interest rate risk on the fair value of its liabilities, since they may be considerably higher than variable rates.

As of December 31, 2018, excluding CAMMESA’s regulatory liabilities, approximately 6% of the indebtedness was subject to variable interest rates. Approximately 14% of the indebtedness at variable rates is denominated in pesos, mainly at the Private Badlar rate plus an applicable margin, except for CAMMESA financing. The rest of the Company’s indebtedness subject to variable interest rates is denominated in U.S. dollar, based on Libor rate plus an applicable margin.

The Company seeks to mitigate its interest-rate risk exposure through the analysis and evaluation of (i) the different liquidity sources available in the financial and capital market, both domestic and (if available) international; (ii) interest rates alternatives (fixed or variable), currencies and terms available for companies in a similar sector, industry and risk than the Company; (iii) the availability, access and cost of interest-rate hedge agreements. On doing this, the Company evaluates the impact on profits or losses resulting from each strategy over the obligations representing the main interest-bearing positions.

In the case of fixed rates and in view of the market’s current conditions, the Company considers that the risk of a significant decrease in interest rates is low and, therefore, does not foresee a substantial risk in its indebtedness at fixed rates.

As of the date of issuance of these financial statements, the Company is not exposed to a significant risk of variable interest rate increases since most of the financial debt is subject to fixed rate.

The following chart shows the breakdown of the Company’s borrowings classified by interest rate and the currency in which they are denominated:

	12.31.2018	12.31.2017
Fixed interest rate:
Argentinian pesos	550	3,352
U.S dollar	70,149	49,858
Subtotal loans granted at a fixed interest rate	70,699	53,210

Floating interest rates:
Argentinian pesos	4,074	5,320
U.S dollar	4,950	3,112
Subtotal loans granted at a floating interest rate	9,024	8,432

Non interest accrued
U.S dollar	1,165	1,029
Argentinian pesos	1,202	768
Subtotal no interest accrued	2,367	1,797
Total borrowings	82,090	63,439

Based on the conducted simulations, and provided all other variables remain constant, a 10% increase/decrease in variable interest rates would generate the following (decrease)/increase in the fiscal year's results of $ 208 million.

6.2.1.2 Credit risk

The Company establishes individual credit limits according to the limits defined by the Board of Directors and approved by the Financial Department based on internal or external ratings. The Company makes constant credit assessments on its customers’ financial capacity, which minimizes the potential risk for bad debt losses.

The credit risk represents the exposure to possible losses resulting from the breach by commercial or financial counterparties of their obligations taken on with the Company. This risk stems mainly from economic and financial factors or a possible counterparty default.

The credit risk is associated with the Company’s commercial activity through customer trade receivables, as well as available funds and deposits in banking and financial institutions.

The Company, in its ordinary course of business and in accordance with its credit policies, grants credits to a large customer base, mainly large sectors of the industry, including petrochemical companies, natural gas distributors, electricity large users and electricity distributors.

As of December 31, 2018, the Company’s trade receivables, without considering Edenor, totaled $ 15,798 million, out of which 78% are short-term receivables and the remaining 22% are classified as non-current and correspond mainly to CAMMESA (national company responsible for purchasing electric power from generators and selling it to distributors). With the exception of CAMMESA, which represents approximately 52% of all trade receivables, the Company does not have a significant credit risk concentration, as this exposure is distributed among a large number of customers and other counterparties. No other client has a meaningful percentage of the total amount of these receivables.

The impossibility by CAMMESA to pay these receivables may have a substantially adverse effect on cash income and, consequently, on the result of operations and financial situation which, in turn, may adversely affect the Company’s repayment capacity.

The credit risk of liquid funds and other financial investments is limited since the counterparties are high credit quality banking institutions. If there are no independent risk ratings, the risk control area evaluates the customer’s creditworthiness, based on past experiences and other factors.

In the case of Edenor, delinquent trade receivables increased from $ 1,536 million as of December 31, 2017 to $ 1,971 million as of December 31, 2018, mainly due to the tariff increase during the fiscal year (Note 2.3). One of the significant items of delinquent balances is that related to the receivable amounts with Municipalities, in respect of which Edenor either applies different offsetting mechanisms against municipal taxes it collects on behalf of the municipalities, or implements debt refinancing plans, with the aim of reducing them.

The inability to collect the accounts receivable in the future could have an adverse effect on the Company’s results of operations and its financial position, which, in turn, could have an adverse effect on the Company’s ability to repay loans, including payment of the Corporate Notes.

The Company applies the simplified approach of IFRS 9 to measure the expected credit losses trade receivables and other receivables in accordance with the policy described in Note 4.10.4.

The expected credit loss on trade receivables and financial assets as of December 31, 2018 amounts to $ 1,562 million (Note 12.2) and was determined based on credit loss rates calculated for days past due detailed below:

	Undue	30 days	60 days	90 days	120 days	150 days	180 days	+ 180 days
Generation	0.04%	0.09%	2.62%	3.39%	9.37%	13.56%	19.82%	28.88%
Oil and Gas	2.20%	4.42%	11.11%	20.42%	42.85%	47.32%	49.20%	56.32%
Distribution of energy	8%	8%	12%	19%	26%	59%	69%	69%
Petrochemicals	0.03%	0.08%	1.41%	4.98%	11.52%	20.36%	24.91%	25.24%
Holding	0.96%	1.25%	2.03%	2.85%	19.86%	26.41%	32.95%	32.97%

Loss allowance evolution as of December 31, 2018: it is detailed in Note 12.2.

The Company’s maximum exposure to credit risk is based on the book value of each financial asset in the financial statements. On the basis of the change in an assumption, while holding all other assumptions constant, a 5% increase / decrease in the estimated trade receivables’ uncollectibility rate would result in $ 60 million decrease / increase in fiscal year’s results.

6.2.1.3 Liquidity risk

The liquidity risk is associated with the Company’s capacity to finance its commitments and conduct its business plans with stable financial sources, as well as with the indebtedness level and the financial debt maturities profile. The cash flow projection is made by the Financial Department.

The Company management supervises updated projections on liquidity requirements to guarantee the sufficiency of cash and liquid financial instruments to meet operating needs while keeping at all times a sufficient margin for unused credit facilities. In this way, the aim is that the Company does not breach indebtedness levels or the Covenants, if applicable, of any credit facility. Those projections take into consideration the Company’s debt financing plans, the meeting of the covenants and, if applicable, the external regulatory or legal requirements such as, for example, restrictions on the use of foreign currency.

Excess cash and balances above working capital management requirements are managed by the Company’s Treasury Department, which invests them in term deposits, mutual funds and marketable securities, selecting instruments having proper currencies and maturities, and an adequate credit quality and liquidity to provide a sufficient margin as determined in the previously mentioned projections.

The Company keeps its sources of financing diversified between banks and the capital market, and it is exposed to the refinancing risk at maturity.

The determination of the Company’s liquidity index for fiscal years ended December 31, 2018 and 2017 is detailed below:

	12.31.2018	12.31.2017

Current assets	57,361	55,331
Current liabilities	44,606	44,236

Index	1.29	1.25

The following table includes an analysis of the Company financial liabilities, grouped according to their maturity dates and considering the period remaining until their contractual maturity date from the date of the financial statements. Derivative financial liabilities are included in the analysis if their contractual maturities are essential for the understanding of the cash flow calendar. The amounts shown in the table are the contractual undiscounted cash flows.

As of December 31, 2018	Trade and other payables	Borrowings	Total
Less than three months	12,412	4,217	16,629
Three months to one year	20,072	12,007	32,079
One to two years	334	9,130	9,464
Two to five years	100	33,634	33,734
More than five years	-	36,844	36,844
Total	32,918	95,832	128,750

As of December 31, 2017	Trade and other payables	Borrowings	Total
Less than three months	17,778	20,576	38,354
Three months to one year	8,865	19,102	27,967
One to two years	326	6,151	6,477
Two to five years	180	24,545	24,725
More than five years	-	44,647	44,647
Without established term	8,963	8,964	17,927
Total	36,112	123,985	160,097

6.3 Capital risk management

On managing capital, the Company aims to safeguard its capacity to continue operating as an on-going business with the purpose of generating return for its shareholders and benefits to other stakeholders, and keeping an optimal capital structure to reduce the cost of capital.

To keep or adjust its capital structure, the Company may adjust the amount of the dividends paid to its shareholders, reimburse capital to its shareholders, issue new shares, conduct stock repurchase programs or sell assets to reduce its debt.

In line with industry practices, the Company monitors its capital based on the leverage ratio. This ratio is calculated by dividing the net debt by the total capital. The net debt equals the total indebtedness (including current and non-current indebtedness) minus cash and cash equivalents and current financial assets at fair value through profit and loss. The total capital corresponds to the shareholders’ equity as shown in the statement of financial position, plus the net debt.

Financial leverage ratios as at December 31, 2018 and 2017 were as follows:

	12.31.2018	12.31.2017
Total borrowings	82,090	63,439
Less: cash and cash equivalents, and financial assets at fair value through profit and loss	(24,370)	(22,755)
Net debt	57,720	40,684
Total capital attributable to owners	109,243	65,649
Leverage ratio	52.84%	61.97%

6.4 Regulatory risk factors

Pursuant to caption C of Section 37 of the Edenor’s Concession Agreement, the Grantor of the Concession may, without prejudice to other rights to which he is entitled thereunder, foreclose on the collateral granted by Edenor when the cumulative value of the penalties imposed to Edenor in the previous one-year period exceeds 20% of its annual billing, net of taxes and rates.

Edenor’s Management evaluates the development of this indicator on an annual basis. As of the date of issuance of these financial statements, there are no events of non-compliance by Edenor that could lead to that situation.